As filed with the SEC on_______________.                Registration No. 2-89558

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM N-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 36

                                  ------------

                                   PRUCO LIFE
                          VARIABLE APPRECIABLE ACCOUNT
                           (Exact Name of Registrant)

                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              213 Washington Street
                          Newark, New Jersey 07102-2992
                                 (800) 286-7754
          (Address and telephone number of principal executive offices)

                                  ------------

                                Thomas C. Castano
                               Assistant Secretary
                          Pruco Life Insurance Company
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                     (Name and address of agent for service)

                                    Copy to:
                           Christopher E. Palmer, Esq.
                               Goodwin Procter LLP
                            901 New York Avenue, N.W.
                             Washington, D.C. 20001

                                  ------------

It is proposed that this filing will become effective (check appropriate space):

|X|   immediately upon filing pursuant to paragraph (b) of Rule 485

|_|   on______________________ pursuant to paragraph (b) of Rule 485
                (date)

|_|   60 days after filing pursuant to paragraph (a)(1) of Rule 485

|_|   on______________________ pursuant to paragraph (a)(1) of Rule 485
                (date)

|_| This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                                      Note:

Registrant is filing this Post-Effective Amendment No. 36 to the Registration Statement for the purpose of including in the Registration Statement, a statement of additional information supplement, which replaces the depositor (i.e., insurance company) financial statements and the reports of the independent registered public accounting firm thereon appearing within the statement of additional information. The prospectus, statement of additional information and Part C that were filed as part of Post-Effective Amendment No. 35 with the SEC on April 26, 2005 are hereby incorporated by reference. Other than as set forth herein, this Post-Effective Amendment to the Registration Statement does not amend or delete any other part of the Registration Statement.

                                     PART B:

                       STATEMENT OF ADDITIONAL INFORMATION

                          PRUCO LIFE INSURANCE COMPANY
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                            Variable Appreciable Life
                             PruLife Custom Premier
                            PruLife Custom Premier II*
                      Survivorship Variable Universal Life
                                  Pruselect III
                                  MPremier VUL
                             PruLife Advisor Select

                       Supplement, dated February 9, 2006
                                       To
   Statements of Additional Information, dated May 1, 2005 (October 17, 2005*)

We are issuing this supplement solely to replace the depositor (i.e., insurance company) financial statements and the report of the independent registered public accounting firm thereon appearing within the statement of additional information for each of the above-referenced life insurance contracts with the depositor financial statements included in this supplement. In all other respects, the information contained within the statements of additional information for the above-referenced life insurance contracts remains in effect and is not otherwise superseded.

This supplement should be read and retained with the current statement of additional information for your life insurance contract. If you would like another copy of a current prospectus or a statement of additional information, please visit www.prudential.com or contact us at (800) PRU-2255. This supplement is intended to amend information in the May 1, 2005 (October 17, 2005 for PruLife Custom Premier II) statement of additional information for the variable life insurance contract you own, and is not intended to be an offer for any other variable life insurance contract referenced here that you do not own.

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position
As of December 31, 2004 and December 31, 2003 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                                                          2004          2003
                                                                                                       -----------   -----------
ASSETS
Fixed maturities available for sale, at fair value (amortized cost, 2004 - $6,114,020;
  2003 - $5,682,043)                                                                                    $ 6,339,103  $  5,953,815
Policy loans                                                                                                856,755       848,593
Short-term investments                                                                                      122,061       160,635
Other long-term investments                                                                                  28,258        89,478
                                                                                                       ------------  ------------
   Total investments                                                                                      7,346,177     7,052,521
Cash and cash equivalents                                                                                   743,533       253,564
Deferred policy acquisition costs                                                                         1,429,027     1,380,710
Accrued investment income                                                                                   101,432        96,790
Reinsurance recoverables                                                                                    765,045       517,410
Receivables from Parent and affiliates                                                                       50,339        53,138
Deferred sales inducements and other assets                                                                 124,868        88,736
Separate account assets                                                                                  17,326,555    15,772,262
                                                                                                       ------------  ------------
TOTAL ASSETS                                                                                           $ 27,886,976  $ 25,215,131
                                                                                                       ============  ============

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                                                                        $  6,122,924  $  5,582,633
Future policy benefits and other policyholder liabilities                                                 1,325,836     1,068,977
Cash collateral for loaned securities                                                                       410,718       431,571
Securities sold under agreement to repurchase                                                                45,254        97,102
Income taxes payable                                                                                        433,966       335,665
Other liabilities                                                                                           330,966       111,865
Separate account liabilities                                                                             17,326,555    15,772,262
                                                                                                       ------------  ------------
Total Liabilities                                                                                        25,996,219    23,400,075
                                                                                                       ------------  ------------

CONTINGENCIES (SEE NOTE 12)
STOCKHOLDER'S EQUITY
Common stock, ($10 par value; 1,000,000 shares, authorized; 250,000 shares, issued and outstanding)           2,500         2,500
Additional paid-in capital                                                                                  455,377       459,654
Deferred compensation                                                                                        (1,173)         (850)
Accumulated other comprehensive income                                                                       74,527       107,687
Retained earnings                                                                                         1,359,526     1,246,065
                                                                                                       ------------  ------------
Total Stockholder's Equity                                                                                1,890,757     1,815,056
                                                                                                       ------------  ------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                                             $ 27,886,976  $ 25,215,131
                                                                                                       ============  ============

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2004, 2003 and 2002 (in thousands)
--------------------------------------------------------------------------------

                                                                                    2004           2003            2002
                                                                                 -----------    -----------    -----------
REVENUES
Premiums                                                                         $    83,287    $   142,140    $   128,854
Policy charges and fee income                                                        642,021        570,158        529,887
Net investment income                                                                373,552        344,628        334,486
Realized investment gains (losses), net                                                5,011         (2,770)       (68,037)
Asset management fees                                                                 15,747         13,218         11,397
Other income                                                                          10,514          9,595          9,536
                                                                                 -----------    -----------    -----------

Total Revenues                                                                     1,130,132      1,076,969        946,123
                                                                                 -----------    -----------    -----------
BENEFITS AND EXPENSES
Policyholders' benefits                                                              275,378        332,114        275,251
Interest credited to policyholders' account balances                                 250,675        227,992        204,813
General, administrative and other expenses                                           458,590        397,881        505,064
                                                                                 -----------    -----------    -----------

Total Benefits and Expenses                                                          984,643        957,987        985,128
                                                                                 -----------    -----------    -----------

Income from operations before income taxes and cumulative effect of accounting
  change                                                                             145,489        118,982        (39,005)
Income taxes:
Current                                                                               59,682        (69,617)       (64,656)
Deferred                                                                             (36,804)       103,666         12,153
                                                                                 -----------    -----------    -----------

Total income tax expense (benefit)                                                    22,878         34,049        (52,503)
                                                                                 -----------    -----------    -----------

Net Income from Operations Before Cumulative Effect of Accounting Change             122,611         84,933         13,498
Cumulative effect of accounting change, net of taxes                                  (9,150)            --             --
                                                                                 -----------    -----------    -----------

NET INCOME                                                                           113,461         84,933         13,498
                                                                                 -----------    -----------    -----------

Change in net unrealized investment gains, net of taxes                              (41,944)         8,379         57,036
Cumulative effect of accounting change, net of taxes                                   4,030             --             --
Foreign currency translation adjustments                                                  --             --            149
                                                                                 -----------    -----------    -----------

Other comprehensive income (loss), net of taxes                                      (37,914)         8,379         57,185
                                                                                 -----------    -----------    -----------

COMPREHENSIVE INCOME                                                             $    75,547    $    93,312    $    70,683
                                                                                 ===========    ===========    ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Stockholder's Equity
Periods Ended December 30, 2004, 2003 and 2002 (in thousands)
--------------------------------------------------------------------------------

                                                                                                     Accumulated
                                                                                                        Other         Total
                                             Common      Paid-in-       Retained         Deferred   Comprehensive  Stockholder's
                                             Stock        Capital       Earnings       Compensation Income (Loss)     Equity
                                          -----------   -----------    -----------    -------------  ------------   -----------
Balance, January 1, 2002                  $     2,500   $   466,748    $ 1,147,665    $      --      $    34,566    $ 1,651,479
Net income                                         --            --         13,498           --               --         13,498
Adjustments to policy credits issued to
   eligible policyholders                          --            --            (27)          --               --            (27)
Change in foreign currency translation
   adjustments, net of taxes                       --            --             --           --              149            149
Change in net unrealized investment
   gains, net of taxes                             --            --             --           --           57,036         57,036
                                          -----------   -----------    -----------    -----------    -----------    -----------

Balance, December 31, 2002                      2,500       466,748      1,161,136           --           91,751      1,722,135
Net income                                         --            --         84,933           --               --         84,933
Adjustments to policy credits issued to
   eligible policyholders                          --            --             (4)          --               --             (4)
Purchase of fixed maturities from an
   affiliate, net of taxes                         --        (7,557)            --           --            7,557             --
Stock-based compensation programs                  --           463             --         (850)              --           (387)
Change in net unrealized investment
   gains, net of taxes                             --            --             --           --            8,379          8,379
                                          -----------   -----------    -----------    -----------    -----------    -----------

Balance, December 31, 2003                      2,500       459,654      1,246,065         (850)         107,687      1,815,056
Net income                                         --            --        113,461           --               --        113,461
Purchase of fixed maturities from an
   affiliate, net of taxes                         --        (4,754)            --           --            4,754             --
Stock-based compensation programs                  --           477             --         (323)              --            154
Cumulative effect of accounting
   change, net of taxes                            --            --             --           --            4,030          4,030
Change in net unrealized investment
   gains, net of taxes                             --            --             --           --          (41,944)       (41,944)
                                          -----------   -----------    -----------    -----------    -----------    -----------

Balance, December 31, 2004                $     2,500   $   455,377    $ 1,359,526    $  (1,173)     $    74,527    $ 1,890,757
                                          ===========   ===========    ===========    ===========    ===========    ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows (Restated)
Year Ended December 31, 2004, 2003 and 2002 (in thousands)
--------------------------------------------------------------------------------

                                                                                            2004           2003           2002
                                                                                         -----------    -----------    -----------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income                                                                               $   113,461    $    84,933    $    13,498
Adjustments to reconcile net income to net cash from (used in) operating activities:
  Policy charges and fee income                                                             (109,931)       (83,183)       (79,917)
  Interest credited to policyholders' account balances                                       250,675        227,992        204,813
  Realized investment (gains) losses, net                                                     (5,011)         2,770         68,037
  Amortization and other non-cash items                                                      (52,253)        34,436          8,433
  Cumulative effect of accounting change                                                       9,150             --             --
  Change in:
    Future policy benefits and other policyholder liabilities                                219,305        137,212        111,236
    Reinsurance recoverable                                                                 (247,635)      (116,739)       (99,974)
    Accrued investment income                                                                  1,638        (10,665)        (8,692)
    Receivables from Parent and affiliates                                                     2,799            461        (28,025)
    Payable to Parent and affiliates                                                           3,034            273         (9,016)
    Deferred policy acquisition costs                                                        (34,829)      (241,712)       (60,220)
    Income taxes payable                                                                     123,407         81,529        (52,927)
    Deferred sales inducements and other assets                                              (36,136)       (47,100)       (20,071)
    Other, net                                                                                21,575        (29,262)       (33,857)
                                                                                         -----------    -----------    -----------
Cash Flows From Operating Activities                                                         259,249         40,945         13,318
                                                                                         -----------    -----------    -----------
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
  Proceeds from the sale/maturity/prepayment of:
    Fixed maturities, available for sale                                                   2,295,893      2,503,019      1,832,692
    Policy loans                                                                             107,906        134,360        114,541
    Commercial loans                                                                             249          8,398          1,224
  Payments for the purchase of:
    Fixed maturities, available for sale                                                  (2,112,893)    (3,330,547)    (2,849,034)
    Policy loans                                                                             (78,515)       (65,773)       (82,046)
    Commercial loans                                                                          (2,286)            --             --
  Other long-term investments, net                                                            38,800        (11,271)       (11,426)
  Short-term investments, net                                                                 47,709         53,705          1,256
                                                                                         -----------    -----------    -----------
Cash Flows From (Used In) Investing Activities                                               296,863       (708,109)      (992,793)
                                                                                         -----------    -----------    -----------
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
  Policyholders' account deposits                                                          2,107,194      2,223,777      1,841,670
  Policyholders' account withdrawals                                                      (2,095,228)    (1,637,409)    (1,034,133)
  Cash payments to eligible policyholders                                                         --             (4)      (116,000)
  Cash collateral for loaned securities, net                                                 (20,853)       206,053         35,496
  Securities sold under agreement to repurchase, net                                         (51,848)      (303,405)       319,792
  Paid in capital transaction associated with the purchase of fixed maturities from an
    affiliate                                                                                 (4,754)        (7,557)            --
  Net change in financing arrangements (maturities 90 days or less)                             (654)         3,091         (5,353)
                                                                                         -----------    -----------    -----------
Cash Flows From (Used In) Financing Activities                                               (66,143)       484,546      1,041,472
                                                                                         -----------    -----------    -----------
  Net increase (decrease) in cash and cash equivalents                                       489,969       (182,618)        61,997
  Cash and cash equivalents, beginning of year                                               253,564        436,182        374,185
                                                                                         -----------    -----------    -----------
CASH AND CASH EQUIVALENTS, END OF YEAR                                                   $   743,533    $   253,564    $   436,182
                                                                                         ===========    ===========    ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS

Pruco Life Insurance Company or "the Company," is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. Pruco Life Insurance Company is licensed to sell interest sensitive individual life insurance, variable life insurance, term life insurance, variable and fixed annuities, and a non-participating guaranteed interest contract or, "GIC," called Prudential Credit Enhanced GIC or, "PACE," in the District of Columbia, Guam and in all states except New York. Pruco Life Insurance Company also had marketed individual life insurance through its branch office in Taiwan. The branch office was transferred to an affiliated Company on January 31, 2001, as described in Note 13.

Pruco Life Insurance Company has three subsidiaries, which include one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey or, "PLNJ," and two subsidiaries formed in 2003 for the purpose of acquiring and investing in municipal fixed maturities from an affiliated company (see Note
13). Pruco Life Insurance Company and its subsidiaries are referred to as "the Company" and all financial information is shown on a consolidated basis throughout this document.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential Insurance"), an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 or, "the date of demutualization," Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. or "Prudential Financial."

Prudential Insurance intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential Insurance is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Restatement of Consolidated Statements of Cash Flows

The Consolidated Statements of Cash Flows for the years ended December 31, 2004, 2003 and 2002 have been restated to reflect the following:

Changes in the net receivable/payable from unsettled investment purchases and sales, previously classified within "adjustments to reconcile net income to cash provided by operating activities," have been reclassified to cash flows from (used in) investing activities, to the extent such balances pertained to investments classified as available for sale.

The net change in the policy loans receivable, previously reported in cash flows from operating activities, is now reported as a component of cash flows from (used in) investing activities.

Changes in the presentation of bank overdrafts and various other items previously reported in cash flows from operating activities, are now reported as a component of cash flows from (used in) financing activities.

As a result of the restatements, previously reported cash flows from operating activities, cash flows (used in) investing activities and cash flows from (used in) financing activities were increased or reduced for the years ended December 31, 2004, 2003 and 2002 as follows:

     Year-Ended December 31,

                                                      2004          2003           2002
                                                  ------------   ------------   ------------
Cash flows from operating activities:
   As originally reported                         $   448,088    $    94,049    $    107,793
   Impact of restatements                            (188,839)       (53,104)        (94,475)
   Revised for restatements                       $   259,249    $    40,945    $     13,318
Cash flows from (used in) investing activities:
   As originally reported:                        $   112,342    $  (745,932)   $ (1,059,490)
   Impact of restatements                             184,521         37,823          66,697
   Revised for restatements                       $   296,863    $  (708,109)   $   (992,793)
Cash flows from (used in) financing activities:
   As originally reported:                        $   (70,461)   $   469,265    $  1,013,694
   Impact of restatements                               4,318         15,281          27,778
   Revised for restatements                       $   (66,143)   $   484,546    $  1,041,472

The restatements had no impact on the total change in cash and cash equivalents within the Consolidated Statements of Cash Flows or on the Consolidated Statements of Operations or Statements of Financial Position.

Basis of Presentation
The consolidated financial statements include the accounts of Pruco Life Insurance Company and its subsidiaries. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, "GAAP." The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in Note 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, investments, future policy benefits, provision for income taxes, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Stock Options
Effective January 1, 2003, Prudential Financial changed its accounting for employee stock options to adopt the fair value recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation," as amended, prospectively for all new awards granted to employees on or after January 1, 2003. Accordingly, results of operations of the Company for the years ended December 31, 2004 and 2003, include costs of $0.3 million and $0.9 million, respectively, associated with employee stock options issued by Prudential Financial to certain employees of the Company. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of APB No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Under this method, Prudential Financial and the Company did not recognize any stock-based compensation costs as all options granted had an exercise price equal to the market value of Prudential Financial's Common Stock on the date of grant.

In December 2004, the FASB issued SFAS No. 123R, "Share-Based Payment," which replaces FASB Statement No. 123. SFAS 123R requires all entities to apply the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans. As described above Prudential Financial had previously adopted the fair value recognition provisions of the original SFAS 123 for all new awards granted to employees on or after January 1, 2003. SFAS 123R is effective for interim and annual periods beginning after June

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

15, 2005. Prudential Financial will adopt the fair value recognition provisions of this statement on July 1, 2005 for those awards issued prior to January 1, 2003. By that date, the unvested stock options issued prior to January 1, 2003, will be recognized over the remaining vesting period of approximately six months.

Prudential Financial and the Company account for non-employee stock options using the fair value method of SFAS No. 123 in accordance with Emerging Issues Task Force Issue ("EITF") No. 96-18 "Accounting for Equity Instruments That Are Issued to Other Than Employees" and related interpretations in accounting for its non-employee stock options.

Investments
Fixed maturities classified as "available for sale" are carried at fair value. The amortized cost of fixed maturities is written down to fair value if a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in "Accumulated other comprehensive income (loss)."

Policy loans are carried at unpaid principal balances.

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities. Securities borrowed or loaned are collateralized principally by cash or U.S. government securities. For securities repurchase agreements and securities loaned transactions used to generate income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the general account and it's insurance subsidiary used to generate income are reported as "Net investment income," however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities borrowed and securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned transactions, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities borrowed and loaned on a daily basis with additional collateral obtained or provided as necessary. Substantially all of the Company's securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities borrowing transactions are reported as "Net investment income." Income and expenses associated with securities loaned transactions used to generate income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature approximates fair value.

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company's own separate accounts, which are carried at estimated fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in "Realized investment losses, net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months); (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include, but are not limited to: (1) the risk that our assessment of an issuer's ability to meet its obligations could change, (2) the risk that the economic outlook could be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that we are making decisions based on fraudulent or misstated information in the financial statements provided by issuers and (4) the risk that new information obtained by us or changes in other facts and circumstances, including those not related to the issuer, could lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a change in our impairment determination, and hence a charge to earnings in a future period.

Cash and cash equivalents
Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased.

Deferred policy acquisition costs
The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential Insurance's general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized.

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire transfer pricing fee is deemed to be related to the production of new annuity business and is capitalized. For life products, there is a look-through into the expenses incurred by the Prudential agency network and expenses that are considered to be related to the production of new insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully capitalized.

Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General administrative and other expenses" in the period such estimated gross profits are revised.

DAC related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income. For guaranteed investment contracts, acquisition costs are expensed as incurred.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

Reinsurance recoverables and payables
Reinsurance recoverables and payables include receivables and corresponding payables associated with reinsurance arrangements with affiliates. See Note 13 for additional information about these arrangements.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Separate account assets and liabilities
Separate account assets and liabilities are reported at fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 12 for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Asset management fees."

Deferred sales inducements and other assets, and other liabilities
The Company provides sales inducements to contractholders, which primarily include an up-front bonus added to the contractholder's initial deposit for certain annuity contracts. These costs are deferred and recognized on the statement of financial position in other assets. They are amortized using the same methodology and assumptions used to amortized deferred policy acquisition costs. The amortization expense is included as a component of interest credited to policyholders' account balances. As of December 31, 2004 and 2003, deferred sales inducement costs included in other assets were $110 million and $79 million, respectively.

Other assets consist primarily of deferred sales inducements costs, premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Policyholders' Account Balances
The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholders' withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities.

Future Policy Benefits
The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For life insurance, expected mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require us to provide for expected future losses on a product by establishing premium deficiency reserves. The Company's liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain non-traditional long duration life and annuity contracts, which are discussed more fully in Note 8.

Unpaid Claims
Unpaid claims include estimates of claims that the Company believes have been incurred, but have not yet been reported ("IBNR") as of the balance sheet date. Consistent with industry accounting practice, we do not establish loss reserves until a loss has occurred. These IBNR estimates, and estimates of the amounts of loss we will ultimately incur on reported claims, which are based in part on our historical experience, are regularly adjusted to reflect actual claims experience. When actual experience differs from our previous estimate, the resulting difference will be included in our reported results for the period of the change in estimate in the "Policyholders' benefits" caption in our statements of operations. On an ongoing basis, trends in actual experience are a significant factor in the determination of claim reserve levels.

Contingencies
Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Insurance Revenue and Expense Recognition
Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. These contracts are discussed in further detail in
Note 8. Also, as more fully discussed in Note 8, the liability for the guaranteed minimum death benefit under these contracts is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of death benefits in excess of the account balance.

Amounts received as payment for interest-sensitive life, deferred annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign currency translation adjustments
Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income (loss)." The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income (loss)".

Asset management fees
Beginning on February 1, 2002, the Company received asset management fee income from policyholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products (see Note 13). In addition, the Company receives fees from policyholders' account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income when earned.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. As of December 31, 2004, none of the Company's derivatives qualify for hedge accounting treatment.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net."

Income Taxes
The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential Financial and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements
In March 2004, the EITF of the FASB reached a final consensus on Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company's policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued FASB Staff Position ("FSP") EITF 03-1-1, which defers the effective date of a substantial portion of EITF 03-1, from the third quarter of 2004, as originally required by the EITF, until such time as FASB issues further implementation guidance, which is expected sometime in 2005. The Company will continue to monitor developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-1 on the Company's consolidated financial position or results of operations.

In December 2003, the FASB issued FIN No. 46(R), "Consolidation of Variable Interest Entities," which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities ("VIEs"), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns. On December 31, 2003, the Company adopted FIN No. 46
(R) for all special purpose entities ("SPEs") and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the Company implemented FIN No. 46 (R) for relationships with potential VIEs that are not SPEs. The transition to FIN No. 46(R) did not have a material effect on the Company's consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." AcSEC issued this SOP to address the need for interpretive guidance in three areas: separate account presentation and valuation; the classification and valuation of certain long-duration contract liabilities; and the accounting recognition given sales inducements (bonus interest, bonus credits and persistency bonuses).

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The effect of adopting SOP 03-1 was a charge of $9 million, net of $5 million of taxes, which was reported as a "Cumulative effect of accounting change, net of taxes" in the results of operations for the year ended December 31, 2004. This charge reflects the net impact of converting certain individual market value adjusted annuity contracts from separate account accounting treatment to general account accounting treatment, including carrying the related liabilities at accreted value, and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company's variable annuity and variable life contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within "Other comprehensive income, net of taxes" of $4 million, net of $3 million of taxes, for the year ended December 31, 2004. Upon adoption of SOP 03-1, approximately $400 million in "Separate account assets" were reclassified resulting in an increase in "Fixed maturities, available for sale", as well as changes in other non-separate account assets. Similarly, upon adoption, approximately $400 million in "separate account liabilities" were reclassified resulting in increases in "Policyholders' account balances" as well as changes in other non-separate account liabilities.

In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability." FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company's adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company's consolidated financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid ("TPA") to clarify certain aspects of SOP 03-1. The implementation of this TPA during the third quarter of 2004 had no impact on the Company's consolidated financial position or results of operations.

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments." Implementation Issue No. B36 indicates that a modified coinsurance arrangement ("modco"), in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company's return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Effective October 1, 2003, the Company adopted the guidance prospectively for existing contracts and all future transactions. As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999, were grandfathered and are exempt from the provisions of SFAS No. 133 that relate to embedded derivatives. The application of Implementation Issue No. B36 in 2003 had no impact on the consolidated financial position or results of operations of the Company.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company's adoption of SFAS No. 150, as of July 1, 2003, did not have a material effect on the Company's consolidated financial position or results of operations.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company's commitment to a restructuring plan. The Company has adopted this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued FIN No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation's guidance did not have a material effect on the Company's financial position.

Reclassifications
Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS

Fixed Maturities:

The following tables provide additional information relating to fixed maturities as of December 31:

                                                                                     2004
                                                               -------------------------------------------------
                                                                              Gross        Gross
                                                               Amortized    Unrealized   Unrealized
                                                                 Cost         Gains        Losses     Fair Value
                                                               ----------    ---------   ----------   ----------
                                                                                 (in thousands)
Fixed maturities available for sale
Bonds:
 U.S. Treasury securities and obligations of U.S. government
   corporations and agencies                                   $   87,013   $      778   $      109   $   87,682
 States, municipalities and political subdivisions                173,129        8,627          191      181,565
 Foreign government bonds                                          30,005        3,982            9       33,978
 Mortgage-backed securities                                       333,720        1,685          440      334,965
 Public utilities                                                 848,762       40,036        1,710      887,088
 All other corporate bonds                                      4,641,391      181,494        9,060    4,813,825
Redeemable preferred stock                                           --           --           --           --
                                                               ----------   ----------   ----------   ----------
Total fixed maturities, available for sale                     $6,114,020   $  236,602   $   11,519   $6,339,103
                                                               ==========   ==========   ==========   ==========

                                                                                     2003
                                                               -------------------------------------------------
                                                                              Gross        Gross
                                                               Amortized    Unrealized   Unrealized
                                                                 Cost         Gains        Losses     Fair Value
                                                               ----------    ---------   ----------   ----------
                                                                                 (in thousands)
Fixed maturities available for sale
Bonds:
 U.S. Treasury securities and obligations of U.S. government
   corporations and agencies                                   $  215,305   $   12,204   $       10   $  227,499
 States, municipalities and political subdivisions                 47,603          961         --         48,564
 Foreign government bonds                                          44,018        5,345           13       49,350
 Mortgage-backed securities                                        93,730        1,929           19       95,640
 Public utilities                                                 702,793       41,312        2,985      741,120
 All other corporate bonds                                      4,577,918      220,845        8,021    4,790,742
Redeemable preferred stock                                            676          224         --            900
                                                               ----------   ----------   ----------   ----------
Total fixed maturities, available for sale                     $5,682,043   $  282,820   $   11,048   $5,953,815
                                                               ==========   ==========   ==========   ==========

                                      B-13

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2004 is shown below:

                                                                          Available for sale
                                                               --------------------------------------
                                                                   Amortized               Fair
                                                                      Cost                 Value
                                                               -----------------      ---------------

                                                                           (in thousands)
         Due in one year or less                               $     809,242            $     816,443
         Due after one year through five years                     2,644,613                2,726,406
         Due after five years through ten years                    1,650,713                1,749,571
         Due after ten years                                         675,732                  711,718
         Mortgage-backed securities                                  333,720                  334,965
                                                               -------------            -------------
         Total                                                 $   6,114,020            $   6,339,103
                                                               =============            =============

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2004, 2003, and 2002, were $1,500 million, $1,957 million and $1,607 million respectively. Proceeds from the maturity of fixed maturities available for sale during 2004, 2003, and 2002, were $794 million, $550 million, and $227 million, respectively. Gross gains of $27 million, $21 million, and $20 million and gross losses of $17 million, $7 million, and $48 million were realized on those sales during 2004, 2003, and 2002, respectively.

Writedowns for impairments, which were deemed to be other than temporary for fixed maturities were $1 million, $12 million, and $28 million for the years, ended December 31, 2004, 2003 and 2002, respectively.

Other Long-Term Investments
The following table provides information relating to other long-term investments as of December 31:

                                                                     2004                  2003
                                                               -----------------      ---------------
                                                                          (in thousands)
        Joint ventures and limited partnerships                $             184      $        37,321
        Company's investment in Separate accounts                         29,993               55,214
        Derivatives for other than trading                                (4,683)              (3,585)
        Commercials loans on real estate                                   2,286                  249
        Equity securities                                                    478                  279
                                                               -----------------      ---------------
        Total other long- term investments                     $          28,258      $        89,478
                                                               =================      ===============

The Company's share of net income from the joint ventures was $1 million, $2 million, and $1 million, for the years ended December 31, 2004, 2003, and 2002, respectively, and is reported in "Net investment income." Mortgage interest on commercial loans on real estate was $1.4 million, $0.9 million, and $0.8 million for the years ended December 31, 2004, 2003 and 2002, respectively, and is also reported in "Net investment income."

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                2004         2003         2002
                                              ---------    ---------    --------
                                                         (in thousands)
Fixed maturities, available for sale          $ 327,899    $ 295,357    $ 275,843
Policy loans                                     46,935       46,750       49,436
Short-term investments and cash equivalents       7,685        7,357       13,540
Other                                             3,981        7,821        8,128
                                              ---------    ---------    ---------

Gross investment income                         386,500      357,285      346,947
       Less: investment expenses                (12,948)     (12,657)     (12,461)
                                              ---------    ---------    ---------

Net investment income                         $ 373,552    $ 344,628    $ 334,486
                                              =========    =========    =========

Realized investment gains (losses), net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                                2004         2003         2002
                                              ---------    ---------    ---------
                                                       (in thousands)
Fixed maturities, available for sale           $  9,034    $  1,567    $(56,039)
Derivatives                                      (5,801)     (6,629)    (11,746)
Other                                             1,778       2,292        (252)
                                               --------    --------    --------
Realized investment gains (losses), net        $  5,011    $ (2,770)   $(68,037)
                                               ========    ========    ========

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)." Changes in these amounts include reclassification adjustments to exclude from "Other Comprehensive income
(loss)," those items that are included as part of "Net income" for a period that also had been part of "Other Comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of taxes, are as follows:

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

                                                                                                                       Accumulated
                                                                                                                          Other
                                                                                                                      Comprehensive
                                                                                                                      Income (Loss)
                                                                             Deferred                   Deferred      Related to Net
                                                            Net Unrealized    Policy   Policyholders'  Income Tax      Unrealized
                                                            Gains (Losses)  Acquisition   Account      (Liability)     Investment
                                                            on Investments     Costs     Balances        Benefit     Gains (Losses)
                                                            --------------  ----------- -------------- ------------  ---------------
                                                                                       (in thousands)
Balance, January 1, 2002                                       $  89,622    $ (40,313)   $   4,937   $ (19,528)   $  34,718
Net investment gains on investments arising during the
   period                                                         90,774           --           --     (32,679)      58,095
Reclassification adjustment for losses included in net
   income                                                         56,117           --           --     (20,202)      35,915
Impact of net unrealized investment gains(losses) on
   deferred policy acquisition costs                                  --      (67,053)          --      24,139      (42,914)
Impact of net unrealized investment gains(losses) on
   policyholders' account balances                                    --           --        9,281      (3,341)       5,940
                                                               ---------    ---------    ---------   ---------    ---------

Balance, December 31, 2002                                       236,513     (107,366)      14,218     (51,611)      91,754
Net investment gains on investments arising during the
   period                                                         25,794           --           --      (9,330)      16,464
Purchase of fixed maturities from an affiliate (see Note 13)      11,659           --           --      (4,102)       7,557
Reclassification adjustment for gains included in net
   income                                                         (2,177)          --           --         784       (1,393)
Impact of net unrealized investment gains (losses) on
   deferred policy acquisition costs                                  --      (13,999)          --       5,040       (8,959)
Impact of net unrealized investment gains(losses) on
   policyholders' account balances                                    --           --        3,543      (1,276)       2,267
                                                               ---------    ---------    ---------   ---------    ---------

Balance, December 31, 2003                                       271,789     (121,365)      17,761     (60,495)     107,690
Net investment gains on investments arising during the
   period                                                        (51,357)          --           --      20,442      (30,915)
Purchase of fixed maturities from an affiliate (see Note 13)       7,314           --           --      (2,560)       4,754
Cumulative effect of change in accounting principle                6,297           --           --      (2,267)       4,030
Reclassification adjustment for gains included in net
   income                                                         (8,888)          --           --       3,111       (5,777)
Impact of net unrealized investment gains (losses) on
   deferred policy acquisition costs                                  --       (9,616)          --       2,152       (7,464)
Impact of net unrealized investment gains (losses) on
   policyholders' account balances                                    --           --        3,130        (918)       2,212
                                                               ---------    ---------    ---------   ---------    ---------
Balance, December 31, 2004                                     $ 225,155    $(130,981)   $  20,891   $ (40,535)   $  74,530
                                                               =========    =========    =========   =========    =========

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The table below presents net unrealized gains on investments by asset class at December 31,

                                           2004          2003            2002
                                        ---------     ---------       ----------
                                                    (in thousands)
Fixed maturities                        $ 225,083     $ 271,772       $  236,415
Other long-term investments                    72            17               98
                                        ---------     ---------       ----------
Unrealized gains on investments         $ 225,155     $ 271,789       $  236,513
                                        =========     =========       ==========

Included in other long-term investments are equity securities.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2004:

                                        Less than twelve months       Twelve months or more               Total
                                      --------------------------   --------------------------   -------------------------
                                         Fair         Unrealized      Fair        Unrealized      Fair         Unrealized
                                         Value          Losses        Value         Losses        Value          Losses
                                      ------------   -----------   -----------   ------------   -----------   -----------
                                                                       (in thousands)
Fixed maturities:
U.S. Treasury securities and
  obligations of U.S. government
  corporations and agencies           $    104,487   $       300   $        --   $         --   $   104,487   $      300
Foreign government bonds                     2,656             9            --             --         2,656            9
Corporate securities                     1,113,346         8,943        50,766          1,827     1,164,112       10,770
Mortgage-backed securities                  80,097           438            41              2        80,138          440
                                      ------------   -----------   -----------   ------------   -----------   ----------
Total                                 $  1,300,586   $     9,690   $    50,807   $      1,829   $ 1,351,393   $   11,519
                                      ============   ===========   ===========   ============   ===========   ==========

As of December 31, 2004, gross unrealized losses on fixed maturities totaled $12 million comprising 250 issuers. Of this amount, there was $10 million in the less than twelve months category comprising 238 issuers and $2 million in the greater than twelve months category comprising 12 issuers. There were no individual issuers with gross unrealized losses greater than $1.1 million. The $10 million of gross unrealized losses of less than twelve months is comprised of investment grade securities. The $2 million of gross unrealized losses of twelve months or more were concentrated in the finance sector. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2), we have concluded that an adjustment for other than temporary impairments is not warranted at December 31, 2004.

Included in other long-term investments are equity securities, which have been in a loss position for less than 12 months with a fair value of $377 thousand and a gross unrealized loss of $24 thousand.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2004 and 2003, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position were $437 million and $509 million, respectively.

Fixed maturities of $4 million at December 31, 2004 and 2003 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                   2004            2003           2002
                                                               ------------    ------------    ------------
                                                                              (in thousands)
Balance, beginning of year                                     $  1,380,710    $  1,152,997    $  1,159,830
Capitalization of commissions, sales and issue expenses             221,237         371,650         328,658
Amortization                                                       (186,408)       (129,938)       (268,438)
Change in unrealized investment gains                                11,592         (13,999)        (67,053)
Impact of adoption of SOP 03-1                                        1,896              --              --
                                                               ------------    ------------    ------------
Balance, end of year                                           $  1,429,027    $  1,380,710    $  1,152,997
                                                               ============    ============    ============

Deferred acquisition costs in 2004 include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Reinsurance Captive Company or "PARCC," discussed in Note 13 below. Ceded capitalization and amortization relating to this treaty included in the above table amounted to $151 million and $10 million, respectively, in 2004.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. POLICYHOLDERS' LIABILITIES

Future policy benefits at December 31, are as follows:

                                                   2004            2003
                                                ------------   ------------
                                                     (in thousands)

  Life insurance - domestic                     $    761,195   $    646,953
  Life insurance - Taiwan                            467,332        376,033
  Individual annuities                                85,761         33,598
  Group annuities                                     11,548         12,393
                                                ------------   ------------
  Total future policy benefits                  $  1,325,836   $  1,068,977
                                                ============   ============

Life insurance liabilities include reserves for death benefits and other policy benefits. Annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for domestic and Taiwan traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture rates which range from 2.50% to 8.75% for domestic insurance and 6.25% to 7.50% for Taiwan reserves. Less than 1% of the reserves are based on interest rates in excess of 8%.

Future policy benefits for individual and group annuities are equal to the aggregate of 1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and 2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience when the basis of the reserve is established. The interest rates used in the determination of the individual annuities reserves range from 4.75% to 14.75%, with approximately 15% of the reserves based on an interest rate in excess of 8%. The interest rate used in the determination of group annuities reserves is 14.75%.

Policyholders' account balances at December 31, are as follows:

                                                   2004             2003
                                                ------------   ------------
                                                     (in thousands)

  Interest-sensitive life contracts             $  2,542,797   $  2,270,703
  Individual annuities                             2,679,322      2,244,314
  Guaranteed investment contracts                    900,805      1,067,616
                                                ------------   ------------
  Total policyholders' account balances         $  6,122,924   $  5,582,633
                                                ============   ============

Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates range from 1.50% to 5.90% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 1.50% to 14.00%, with less than 1% of policyholders' account balances with interest crediting rates in excess of 8%. Interest crediting rates for guaranteed investment contracts range from 3.02% to 8.03%, with less than 1% of policyholders' account balances with interest crediting rates in excess of 8%.

6. REINSURANCE
The Company participates in reinsurance, with Prudential Insurance, Prudential of Taiwan, PARCC and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for both long and short duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements, including the Company's reinsurance of all its Taiwan business as of February 1, 2001, are described further in Note 13.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. REINSURANCE (continued)
Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:

                                                        2004          2003            2002
                                                    -----------     ---------     ----------
                                                                 (in thousands)
Direct premiums and policy charges and fee income   $ 1,033,174     $ 878,669     $  862,723
   Reinsurance ceded                                   (307,866)     (166,371)      (203,982)
                                                    -----------     ---------     ----------
Premiums and policy charges and fee income          $   725,308     $ 712,298     $  658,741
                                                    -----------     ---------     ----------
Policyholders' benefits ceded                       $   129,125     $  99,229     $   70,327
                                                    -----------     ---------     ----------

Reinsurance premiums ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                       2004            2003
                                                    ----------       ---------
                                                          (in thousands)

       Domestic life insurance - affiliated         $  272,999       $  66,837
       Domestic life insurance - unaffiliated           13,166          62,147
       Other reinsurance - affiliated                   11,548          12,393
       Taiwan life insurance-affiliated                467,332         376,033
                                                    ----------       ---------
                                                    $  765,045       $ 517,410
                                                    ==========       =========

During 2004, the Company entered into reinsurance contracts with affiliates covering the entire domestic life in force. As a result, all related reinsurance contracts are with affiliates as of December 31, 2004. These contracts are described further in Note 13, below.

The gross and net amounts of life insurance in force at December 31, were as follows:

                                                2004             2003                2002
                                           --------------   --------------     ---------------
                                                            (in thousands)
Life insurance face amount in force        $  204,016,616   $  158,488,681     $   118,381,408
Ceded to other companies                     (179,108,664)     (81,095,301)        (49,113,635)
                                           --------------   --------------     ---------------
Net amount of life insurance in force      $   24,907,952   $   77,393,380     $    69,267,773
                                           ==============   ==============     ===============

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, are as follows:

                                                       2004             2003            2002
                                                    ----------       ---------      ----------
                                                                  (in thousands)
Current tax (benefit) expense benefit:
       U.S.                                         $   61,801       $ (69,836)     $  (65,004)
       State and local                                  (2,119)            219             309
       Foreign                                             --               --              39
                                                    ----------       ---------      ----------
       Total                                            59,682         (69,617)        (64,656)
                                                    ----------       ---------      ----------
Deferred tax expense (benefit):
       U.S.                                            (31,944)        102,685          15,709
       State and local                                  (4,860)            981          (3,556)
                                                    ----------       ---------      ----------
       Total                                           (36,804)        103,666          12,153
                                                    ----------       ---------      ----------
Total income tax expense (benefit)                  $   22,878       $  34,049      $  (52,503)
                                                    ==========       =========      ==========

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                       2004             2003            2002
                                                    ----------       ---------      ----------
                                                                  (in thousands)
Expected federal income tax (benefit) expense       $   50,921       $  41,644      $  (13,652)
State and local income taxes                            (4,537)            781          (2,111)
Non taxable investment income                          (21,908)        (12,165)        (41,745)
Incorporation of Taiwan branch                             172             443           7,545
Other                                                   (1,770)          3,346          (2,540)
                                                    ----------       ---------      ----------
Total income tax expense (benefit)                  $   22,878       $  34,049      $  (52,503)
                                                    ==========       =========      ==========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                    2004           2003
                                                -----------     -----------
                                                       (IN THOUSANDS)

       Deferred tax assets
         Insurance reserves                     $    48,116     $    14,875
         Tax loss carry forwards                         --          12,731
         Investments                                  5,652              --
         Other                                        4,743           6,419
                                                -----------     -----------
         Deferred tax assets                         58,511          34,025
                                                -----------     -----------

       Deferred tax liabilities
         Deferred acquisition costs                 366,155         383,712
         Net unrealized gains on securities          74,984          96,998
         Investments                                     --          24,804
         Other                                       24,390              --
                                                -----------     -----------
         Deferred tax liabilities                   465,529         505,514
                                                -----------     -----------
       Net deferred tax liability               $   407,018     $   471,489
                                                ===========     ===========

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. INCOME TAXES (CONTINUED)

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2003 the Company had state operating loss carryforwards of $826 million.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1996. Tax years 1997 through 2001 are currently under examination. Management believes sufficient provisions have been made for potential adjustments.

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (a) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary ("anniversary contract value"). These guarantees include benefits that are payable in the event of death or annuitization.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits." In 2004 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2004, the Company had the following guarantees associated with these contracts, by product and guarantee type:

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

                                                                                                December 31, 2004
                                                                                      --------------------------------------
                                                                                      In the Event of     At Annuitization /
Variable Annuity Contracts                                                                 Death            Accumulation
----------------------------------------------------------------------------------    ---------------     ------------------
                                                                                              (dollars in thousands)
Return of net deposits
Account value                                                                            $  2,241,327                 N/A
Net amount at risk                                                                       $      7,373                 N/A
Average attained age of contractholders                                                      62 years                 N/A
Minimum return or anniversary contract value
Account value                                                                            $  9,704,195        $  2,034,671
Net amount at risk                                                                       $  1,456,702        $      1,122
Average attained age of contractholders                                                      65 years            59 years
Average period remaining until earliest expected annuitization                                    N/A            6.3years

Market value adjusted annuities                                                        Unadjusted Value     Adjusted Value
----------------------------------------------------------------------------------    -----------------   ------------------
Account value                                                                            $    328,951        $    345,342


                                                                                      December 31, 2004
                                                                                    ----------------------
   Variable Life, Variable Universal Life and Universal Life Contracts              In the Event of Death
   -------------------------------------------------------------------------------  ----------------------
                                                                                    (dollars in thousands)
   No Lapse Guarantees
   Separate account value                                                                $  1,625,520
   General account value                                                                 $    393,712
   Net amount at risk                                                                    $ 32,294,429
   Average attained age of contractholders                                                   45 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                                                                      December 31, 2004
                                                                                    ----------------------
                                                                                    (dollars in thousands)
   Equity funds                                                                             8,144,114
   Bond funds                                                                                 763,261
   Balanced funds                                                                             320,966
   Money market funds                                                                         267,668
   Specialty funds                                                                             13,006
                                                                                         ------------
   Total                                                                                 $  9,509,015
                                                                                         ============

The total amount of funds invested in separate account investment options for variable life, variable universal life and universal life contracts with guarantees was $1,626 million at December 31, 2004.

In addition to the above mentioned amounts invested in separate account investment options, $2,437 million of account balances of variable annuity contracts with guarantees (inclusive of contracts with MVA features) were invested in general account investment options.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits."

                                                 Guaranteed        Guaranteed
                                               Minimum Death     Minimum Income
                                               Benefit (GMDB)    Benefit (GMIB)     Totals
                                               --------------    --------------   ----------
                                                                 (in thousands)
   Balance as of January 1, 2004                $   42,194         $  2,211       $   44,405
     Incurred guarantee benefits                    24,700            5,100           29,800
     Paid guarantee benefits                       (23,057)              --          (23,057)
                                                ----------         --------       ----------
   Balance as of December 31, 2004              $   43,837         $  7,311       $   51,148
                                                ==========         ========       ==========

The GMDB liability is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The percentage of assessments used is chosen such that, at issue, the present value of expected death benefits in excess of the projected account balance and the percentage of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB liability balance, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised. The GMIB liability was determined at December 31, 2004 by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance.

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB's were determined over a reasonable range of stochastically generated scenarios. For variable annuities and variable universal life, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique. For variable life, various scenarios covering a reasonable range were weighted based on a statistical lognormal model. For universal life, 10,000 scenarios were stochastically generated and, from these, 100 were selected.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Other assets." The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

                                                       Sales
                                                    Inducements
                                                    -----------
                                                   (in thousands)

         Balance as of January 1, 2004              $     79,143
            Capitalization                                43,286
            Amortization                                 (11,969)
                                                    ------------
         Balance as of December 31, 2004            $    110,460
                                                    ============

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net loss for the Company amounted to $4 million, $141 million, and $239 million for the years ended December 31, 2004, 2003, and 2002, respectively. Statutory surplus of the Company amounted to $572 million and $517 million at December 31, 2004 and 2003, respectively. The statutory losses in 2003 and 2002 were primarily attributed to the surplus strain from new business, which results from higher commissions and selling expenses that are not deferred under statutory accounting, and from increases to reserves. During late 2003 and in 2004, the Company obtained reinsurance on the term life business from a captive affiliate, mitigating the surplus strain on that business. The agreement is discussed further in Note 13, below.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

In 2001, the Company received approval from the Arizona Department of Insurance to treat, as assumption reinsurance, the transfer of Pruco Life of Taiwan (Pruco Taiwan) business to a sister company Prudential Life Insurance Company of Taiwan, Inc. (Prudential of Taiwan). According to Statement of Statutory Accounting Principles #61, Life, Deposit-Type and Accident and Health Reinsurance of the NAIC Accounting Practices and Procedures Manual, this type of transfer of business would be treated as indemnity reinsurance rather than assumption reinsurance because there is no concept of novation under Taiwanese law. However, other than not meeting the strict requirements for a novation, the transfer of Pruco Taiwan's business has the other elements of assumption reinsurance. The effect of this permitted practice was an increase to statutory capital of $113.7 million as of December 31 2001. The GAAP accounting treatment for this transaction is discussed in Note 13.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, the Company would not be permitted a dividend distribution without prior approval in 2005. There have been no dividend payments to the parent in 2004, 2003 or 2002.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 11 for a discussion of derivative instruments.

Fixed maturities
The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer's credit quality have been the more significant factors in determining fair values.

Policy loans
The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts
For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, carrying value approximates fair value.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

Derivative financial instruments
Refer to Note 11 for the disclosure of fair values on these instruments.

The following table discloses the carrying amounts and fair values of the Company's financial instruments at December 31:

                                                                     2004                         2003
                                                       -----------------------------   ----------------------------
                                                          Carrying          Fair         Carrying          Fair
                                                           Value            Value         Value            Value
                                                       --------------   ------------   ------------   -------------
                                                                              (in thousands)
Financial assets:
   Fixed maturities, available for sale                $    6,339,103   $  6,339,103   $  5,953,815   $   5,953,815
   Policy loans                                               856,755        960,391        848,593         992,687
   Short-term investments                                     122,061        122,061        160,635         160,635
   Cash and cash equivalents                                  743,533        743,533        253,564         253,564
   Separate account assets                                 17,326,555     17,326,555     15,772,262      15,772,262
Financial liabilities:
   Investment contracts                                     3,749,639      3,772,610      3,438,721       3,505,697
   Cash collateral for loaned securities                      410,718        410,718        431,571         431,571
   Securities sold under repurchase agreements                 45,254         45,254         97,102          97,102
   Separate account liabilities                            17,326,555     17,326,555     15,772,262      15,772,262

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be specifically attributed to specific assets or liabilities or may be based on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Currency derivatives, including exchange-traded currency futures and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

The table below summarizes the Company's outstanding positions by derivative instrument types as of December 31, 2004 and 2003. All of the derivatives are carried on the Consolidated Statements of Financial Position at estimated fair value.

                                                         Derivatives
                                 ---------------------------------------------------------------
                                             2004                             2003
                                 --------------------------     --------------------------------
                                                 Estimated                          Estimated
                                   Notional      Fair value        Notional         fair value
                                 ----------    ------------     ------------       -------------
                                                       (in thousands)
   Non-Hedge Accounting
   Swap instruments:
   Interest rate                 $   54,750    $      (212)     $     13,750       $        258
   Currency                          13,278         (4,414)           16,818             (3,851)
   Future contracts:
   US Treasury futures            (137,400)           (240)            5,600                 (3)

Credit Risk
The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's over-the-counter derivative transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Commitments
The Company has made commitments to fund $49 million of commercial loans in 2005.

Contingencies
On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS (continued)

Litigation and Regulatory Proceedings
The Company is subject to legal and regulatory actions in the ordinary course of their businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We may also be subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

The Company has received formal requests for information relating to its variable annuity business and unregistered separate accounts from regulators, including, among others, the Securities and Exchange Commission and the State of New York Attorney General's office. The Company is cooperating with all such inquiries.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. Beginning in 2003, general and administrative expenses also includes allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Management Fee Income
In accordance with a revenue sharing agreement with Prudential Investments LLC, which began on February 1, 2002, the Company receives fee income from policyholders' account balances invested in the Prudential Series Funds ("PSF"). These revenues are recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance
The Company has sold four Corporate Owned Life Insurance or, "COLI," policies to Prudential Insurance. The cash surrender value included in separate accounts for the COLI policies was $1.101 billion and $1.018 billion at December 31, 2004 and December 31, 2003, respectively. Fees related to the COLI policies were $13 million, $12 million and $21 million for the years ending December 31, 2004, 2003, and 2002.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (continued)

Reinsurance with affiliates
Pruco Reinsurance Ltd reinsurance agreement
During September 2003, the Company implemented an agreement to reinsure its term life insurance policies with an affiliated company, Pruco Reinsurance Ltd. or, "Pruco Re." The Company reinsured with Pruco Re a significant portion of the risks under such policies through an automatic and facultative coinsurance agreement. This Agreement covered all significant risks under the policies reinsured. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. This coinsurance agreement replaced the yearly renewable term agreements with external reinsurers that were previously in effect on this block of business. The initial cost of this transaction of $8 million was deferred and would be amortized over the life of the underlying insurance policies; $1 million was amortized in 2003 less than $1 million in 2004 and was recorded in other income. Reinsurance recoverables related to this transaction were $29 million at December 31, 2003, including the unamortized portion of the initial cost of $7 million. Premiums and benefits ceded in 2003 were $31 million and $7 million, respectively.

During September 2004, this transaction was recaptured by the Company and replaced with a new coinsurance with PARCC, described in more detail below. Premiums ceded in 2004 were $58 million prior to the recapture.

PARCC
In September 2004, the Company entered into an agreement to reinsure its term life insurance policies with an affiliated company, PARCC. The Company reinsures with PARCC 90 percent of the risks under such policies through an automatic and facultative coinsurance agreement. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Concurrent with implementing this new agreement, the Company recaptured the policies previously reinsured under a coinsurance treaty with an affiliated offshore captive company, Pruco Re Ltd. The agreement had covered all term policies written on or after October 1, 2002.

The coinsurance agreement with PARCC also replaces the yearly renewable term agreements with external reinsurers that were previously in effect on this block of business. There was no net cost associated with the initial transaction and initial transactions. Reinsurance recoverables related to this transaction were $226 million as of December 31, 2004. Premiums and benefits ceded in 2004 were $102 million and $52 million, respectively.

Prudential Insurance
In December 2004, the Company recaptured the excess of loss reinsurance agreement with Prudential Insurance and replaced it with a revised agreement to reinsure all risks, not otherwise reinsured. Reinsurance recoverables related to this agreement were $47 million as of December 31, 2004. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Other affiliated reinsurance agreements
In addition, the Company currently has two other reinsurance agreements in place with Prudential Insurance and affiliates. Specifically, the Company has a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Affiliated premiums and policy charges ceded from domestic life reinsurance agreements for the periods ended December 31, 2004, 2003, and 2002 were $--13 million, $12 million, and $11 million respectively. Affiliated benefits ceded for the periods ended December 31, 2004, 2003, and 2002 from domestic life reinsurance agreements are $21 million, $38 million, and $33 million.

Group annuities affiliated benefits ceded were $2 million in 2004, $3 million in 2003, and $3 million in 2002.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (continued)

Taiwan branch reinsurance agreement
On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a wholly owned subsidiary of Prudential Financial.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

As part of this transaction, the Company made a capital contribution to Prudential of Taiwan in the amount of the net equity of the Company's Taiwan branch as of the date of transfer. In July 2001, the Company dividended its interest in Prudential of Taiwan to Prudential Financial.

Affiliated premiums ceded for the periods ended December 31, 2004, 2003 and 2002 from the Taiwan coinsurance agreement were $85 million, $84 million and $80 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2004, 2003 and 2002; from the Taiwan coinsurance agreement were $12 million, $13 million and $14 million, respectively.

Included in the total reinsurance recoverable balances for both domestic (including PARCC and Pruco Re) and Taiwan agreements were affiliated reinsurance recoverables of $752 million and $455 million at December 31, 2004 and December 31, 2003, respectively. Of these affiliated amounts, the reinsurance recoverable related to the Taiwan coinsurance agreement was $467 million and $376 million at December 31, 2004 and December 31, 2003, respectively.

Purchase of fixed maturities from an affiliate
During 2003, the Company invested $112 million in the preferred stock of two Delaware corporations (the "DE Subs"), which were created to acquire municipal fixed maturity investments from an affiliate of the Company. The DE Subs are included in the Company's consolidated financial statements. Prudential Financial, Inc., the Company's ultimate parent company, owns a nominal common stock investment in each of the DE Subs.

The DE Subs purchased municipal fixed maturity investments for $112 million, the acquisition-date fair value, but reflected the investments at historic amortized cost of the affiliate. The difference between the historic amortized cost and the fair value, net of taxes was reflected as a reduction to paid-in-capital. The fixed maturity investments are categorized in the Company's consolidated balance sheet as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

In addition, the Company also purchased corporate fixed maturities with a fair value of $52 million from the same affiliate. These investments were reflected in the same manner as is described above, with the difference between the historic amortized cost and the fair value, net of taxes reflected as a reduction of paid-in-capital with an offsetting increase to accumulated other comprehensive income. The difference between the historic amortized cost and the fair value, net of taxes for both the municipal securities and the corporate securities was $8 million.

During 2004, the Company invested an additional $110 million in fixed maturities owned by Prudential Insurance, but reflected these investments at amortized cost of $99 million. The Company also sold $31 million of fixed maturities securities, recorded at an amortized cost of $29 million, to PARCC. The net difference between the historic amortized cost and the fair value, net of taxes for both of these transactions was $5 million and was recorded as a decrease to paid in capital as described above.

Debt Agreements
The Company has a revolving line of credit facility of up to $800 million with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance. The total of asset-based financing and borrowing under this credit facility cannot be more than $800 million. As of December 31, 2004 and 2003, there was $456 million and $529 million, respectively, of asset-based financing. There was no debt outstanding to Prudential Funding, LLC as of December 31, 2004 or 2003.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2004 and 2003 are summarized in the table below:

                                                                     Three months ended (in thousands)
                                                          -----------------------------------------------------------
                                                           March 31         June 30      September 30     December 31
                                                          ----------      ----------     ------------     -----------
                                                                                  (restated)
2004
Total revenues                                            $ 287,928       $  280,195       $ 275,712       $ 286,297
Total benefits and expenses                                 248,012          259,261         245,464         231,906
Income from operations before income taxes before
Cumulative effect of accounting change                       39,916           20,934          30,248          54,391
Net income                                                   22,389           18,672          28,989          43,411

2003
Total revenues                                            $ 257,396       $  275,715       $ 274,742       $ 269,116
Total benefits and expenses                                 234,240          247,437         245,744         230,566
Income from operations before income taxes before
Cumulative effect of accounting change                       23,156           28,278          28,998          38,550
Net income                                                   18,712           21,805          19,171          25,245

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2, the Company adopted American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" as of January 1, 2004, and the fair value provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation" as of January 1, 2003.

As described in Note 2 to the consolidated financial statements, the Company has restated its 2004, 2003 and 2002 consolidated financial statements.


PricewaterhouseCoopers LLP
New York, New York
March 25, 2005, except the first paragraph of Note 2, for which the date is February 9, 2006.

                                     PART C:

                                OTHER INFORMATION

Item 27. EXHIBITS

      Exhibit number                     Description of Exhibit

      (n) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

---------------------------------------

  (Note 1)   Filed herewith.

                                   Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration
Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 9th day of February, 2006.

(Seal)                Pruco Life Variable Appreciable Account
                                  (Registrant)

                        By: Pruco Life Insurance Company
                                   (Depositor)

Attest:   /s/  Thomas C. Castano                   By: /s/ Bernard J.Jacob
          -----------------------------                -------------------------
          Thomas C. Castano                            Bernard J. Jacob
          Assistant Secretary                          President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 36 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 9th day of February, 2006.

                Signature and Title
                -------------------

/s/*
--------------------------------------------
John Chieffo
Vice President and Chief Accounting Officer

/s/*
--------------------------------------------
James J. Avery, Jr.
Director

/s/*                                              *By: /s/ Thomas C.Castano
--------------------------------------------           -------------------------
C. Edward Chaplin                                      Thomas C. Castano
Director                                               (Attorney-in-Fact)

/s/*
--------------------------------------------
Helen M. Galt
Director

/s/*
--------------------------------------------
Ronald P. Joelson
Director

/s/*
--------------------------------------------
David R. Odenath, Jr.
Director

                                  EXHIBIT INDEX

Item 27.

(n) Auditor Consent      Consent of PricewaterhouseCoopers LLP, Independent   C-
                         Registered  Public Accounting Firm.